EXHIBIT 10.20

                                         HomeUSA, Inc.
                                         Three Riverway, Suite 630
                                         Houston, Texas 77056

                                November __, 1997

To the Stockholders of the Companies

Reference is made to those certain Agreements and Plans of Organization (the "Agreements"), each dated as of September 10, 1997, by and among the parties as reflected on Exhibit A attached hereto. Each of the undersigned hereby agrees, and HomeUSA, Inc., a Delaware corporation ("Home"), hereby agrees with respect to Section 5, as follows:

      1. NONCOMPETITION. Each of the undersigned hereby agrees to adhere to and be bound by the terms, covenants, restrictions, prohibitions and limitations of
Section 13 of the Agreements as if each of the undersigned was a STOCKHOLDER as defined therein.

      2. NONDISCLOSURE OF CONFIDENTIAL INFORMATION. Each of the undersigned hereby agrees to adhere to and be bound by the terms, covenants, restrictions, prohibitions and limitations of Section 14.1, 14.3 and 14.4 of the Agreements as if each of the undersigned was a STOCKHOLDER as defined therein, and agrees to adhere to and be bound by the terms, covenants, restrictions, prohibitions and limitations of Sections 14.2, 14.3 and 14.4 of the Agreements as if each was HOME and NEWCO as defined therein.

      3. TRANSFER RESTRICTIONS. Each of the undersigned hereby agrees to adhere to and be bound by the terms, covenants, restrictions, prohibitions and limitations of Section 15 of the Agreements with respect to all of the shares of Home Common Stock owned of record by each of the undersigned as of the Funding and Consummation Date (as defined in the Agreements) as if each of the undesigned was a STOCKHOLDER as defined therein. Each of the undersigned expressly acknowledges and agrees that the stock certificates evidencing all of such shares shall bear the restrictive legend contained in Section 15.1 of the Agreements.
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Stockholders of the Companies
November __, 1997
Page 2

      4. FEDERAL SECURITIES ACT REPRESENTATIONS. Each of the undersigned hereby agrees to adhere to and be bound by the terms, covenants, restrictions, prohibitions and limitations of Section 16 of the Agreements with respect to all of the shares of Home Common Stock owned of record by the undersigned as of the Funding and Consummation Date as if each of the undesigned was a STOCKHOLDER as defined therein. Further, each of the undersigned expressly acknowledges and agrees that the stock certificates evidencing all of such shares shall bear the restrictive legend contained in Section 16.1 of the Agreements.

      5. REGISTRATION RIGHTS. Home hereby grants each of the undersigned the same piggyback registration rights set forth in Section 17.1 of the agreements granted to the STOCKHOLDERS (as defined in the Agreements), subject to the terms, covenants, restrictions, prohibitions and limitations of Sections 17.3,
17.4 and 17.5 of the Agreements, which the undersigned agree to adhere to and to be bound by.

      6. COUNTERPARTS. This letter may be executed simultaneously in two (2) or more counterparts, each of which shall be deemed an original and all of which together shall constitute but one and the same instrument.

      IN WITNESS WHEREOF, the parties hereto have set their hands as of the day and year first above written.

                                    ______________________________________
                                    Jeanette Vollintine

                                    ______________________________________
                                    Cary N. Vollintine

                                    ______________________________________
                                    Willie Thurman Langston II
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Stockholders of the Companies
November __, 1997
Page 3

                                    Notre Capital Ventures II, L.L.C.

                                    By:__________________________________
                                    Name: Steven S. Harter
                                    Title: President

                                    ______________________________________
                                    Kevin J. Lilly

                                    ______________________________________
                                    Robert P. Gauntt

                                    ______________________________________
                                    Frank W. Montfort

                                    ______________________________________
                                    Philip Campbell

                                    ______________________________________
                                    Michael F. Loy

                                    ______________________________________
                                    Philip deMena
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Stockholders of the Companies
November __, 1997
Page 4

                                    ______________________________________
                                    Stephen R. Baur

                                    ______________________________________
                                    Shellie LePori

                                    ______________________________________
                                    Richard T. Howell

                                    ______________________________________
                                    Jennifer Jackson

                                    ______________________________________
                                    Melinda Malek

                                    ______________________________________
                                    Susan M. Yancey

                                    ______________________________________
                                    Jennifer G. Davidson
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Stockholders of the Companies
November __, 1997
Page 5

                                    ______________________________________
                                    John R. Oren

                                    ______________________________________
                                    Steven J. Blum

                                    ______________________________________
                                    Kenneth V. Garcia

                                    ______________________________________
                                    Infoscope Partners, Inc.

                                    ______________________________________
                                    Karl H. Baumgartner

                                    ______________________________________
                                    Donald A. Palmour

                                    ______________________________________
                                    Donald D. Moseley

                                    ______________________________________
                                    Stephen F. Smith
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Stockholders of the Companies
November __, 1997
Page 6

                                    ______________________________________
                                    Thomas N. Amonett

                                    ______________________________________
                                    James J. Blosser

                                    ______________________________________
                                    T.J. Hyman

                                    ______________________________________
                                    Jack Wensinger
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Stockholders of the Companies
November __, 1997
Page 7


ACCEPTED AND AGREED, as of the day and year first above written as to Section 5.

                                    HOMEUSA, INC.


                                    By:___________________________________

/smf
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Stockholders of the Companies
November __, 1997
Page 8

                                    EXHIBIT A

Universal Housing, Inc.

Patrick Home Center, Inc.

McDonald Mobile Homes, Inc.

AAA Homes, L.L.C.

Mobile World, Inc.

First Americna Homes, Inc.

Cooper's Mobile Homes, Inc.

Homes Folks Housing Center, Inc.

WillMax Homes of Colorado, L.L.C.